UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

_______________

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Quinpario Acquisition Corp. 2

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QUINPARIO ACQUISITION CORP. 2
12935 N. Forty Drive
Suite 201
St. Louis, Missouri 63141

NOTICE
OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2017

To the Stockholders of Quinpario Acquisition Corp. 2:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Quinpario Acquisition Corp. 2, a Delaware corporation (the “Company”, “we”, “us” or “our”), will be held at the offices of Graubard Miller, counsel to the Company, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on June 29, 2017 at 9:00 a.m., local time, for the following purposes:

1.       to elect two members to the Company’s board of directors (the “Board”) as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified; and

2.       to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Company is holding the Annual Meeting at this time to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”).

The Board has set the close of business on May 31, 2017 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors
/s/ D. John Srivisal
D. John Srivisal, President and Chief Executive Officer

June 14, 2017
St. Louis, Missouri

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 29, 2017: The Company’s Proxy Statement and Annual Report on Form 10-K are available at http://www.cstproxy.com/quinparioacquisitioncorpII/am2017.

QUINPARIO ACQUISITION CORP. 2
12935 N. Forty Drive
Suite 201
St. Louis, Missouri 63141

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2017

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on June 29, 2017, at 9:00 a.m., local time, and any adjournment or postponement thereof. The Annual Meeting will be held at the offices of Graubard Miller, counsel to the Company, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

The Company’s annual report for the fiscal year ended December 31, 2016 (the “Annual Report”), which contains the Company’s audited financial statements, are enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed beginning on or around June 14, 2017 in connection with the solicitation of proxies by the Board.

On February 21, 2017, we entered into a Business Combination Agreement (“Business Combination Agreement”) with Quinpario Merger Sub I, Inc., a Delaware corporation, Quinpario Merger Sub II, Inc., a Delaware corporation, Novitex Holdings, Inc., a Delaware corporation (“Novitex”), SourceHOV Holdings, Inc., a Delaware corporation (“SourceHOV”), Novitex Parent, L.P., HOVS LLC and HandsOn Fund 4 I, LLC. The transaction will result in the formation of a market-leading business process outsourcing platform with expertise in financial technology, information services and data processing. Novitex, a North American provider of technology-driven managed services, is owned by certain funds managed by affiliates of Apollo Global Management, LLC (NYSE: APO). SourceHOV is majority owned by HandsOn Global Management, LLC and affiliates, and provides Transaction Processing Solutions (“TPS”) and Enterprise Information Management solutions. Additional information on the transaction is set forth in the Annual Report.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There is one proposal being presented for stockholder vote at the Annual Meeting:

•         the election of two members to the Board as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting.

Why is the Company proposing the Director Election Proposal?

On January 5, 2017, the Company received a notice from the Listing Qualifications Department of Nasdaq stating that the Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2015, as required by Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G). Accordingly, the Company is proposing the Director Election Proposal to regain compliance with the Nasdaq Listing Rules.

In addition to sending stockholders this proxy statement, the Company is also sending stockholders the Annual Report covering the fiscal year ended December 31, 2016 so that the Company may discuss with stockholders the Company’s financial statements.

What are the recommendations of the Board?

The Board recommends that you vote “FOR” the election of the director nominees named in this proxy statement.

Will I be voting on the Company’s proposed business combination at this meeting?

No, you will not be asked to vote on the Company’s proposed business combination at this Annual Meeting. Stockholders will be asked to vote on the Company’s proposed business combination at a later meeting. A definitive proxy statement for such later meeting, along with other materials including a proxy card for such meeting, will be sent to you in a separate mailing. Please refer to those separate materials for more information about the vote on the Company’s proposed business combination.

Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, May 31, 2017, are entitled to vote at the Annual Meeting. As of the record date, 28,848,601 shares of common stock were outstanding. Holders of the Company’s common stock have one vote for each share that they own on such date.

How do I submit my vote?

Record holders can vote by the following methods:

•         By mail. You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

•         In person. You may attend the Annual Meeting and vote in person using the ballot provided to you at the meeting.

Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares in person at the Annual Meeting unless they obtain a legal proxy from the stockholder of record, present it to the inspector of election at the Annual Meeting and produce valid identification. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy.

What is the difference between a “record holder” and a “beneficial owner” of the Company’s common stock?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the record holder for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the Annual Meeting and vote in person.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

What does it mean to vote “by proxy”?

When you vote by proxy, you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Paul J. Berra III, the Company’s Chairman of the Board; and D. John Srivisal, the Company’s President and Chief Executive Officer.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the election of the director nominees named in this proxy statement. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” The Director Election Proposal is considered a non-routine proposal. Therefore, broker non-votes may occur with respect to this matter in connection with the Annual Meeting.

How do I revoke my proxy or voting instructions?

A record holder may revoke his, her or its proxy by (i) submitting a written notice of revocation that is received by Continental Stock Transfer & Trust Company, the Company’s transfer agent, at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his, her or its proxy. Stockholders may send written notice of revocation to Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004.

Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted with respect to a particular matter. This is sometimes referred to as “stockholder withholding.” Similarly, a broker non-vote may occur with respect to shares held in street name, when the bank, broker or other nominee is not permitted to vote such stock on a particular matter in the absence of voting instructions from the beneficial owner. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum.

How many votes are required to elect each nominee?

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the election.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes. Currently, there are two directors in Class A, Dr. John Rutledge and Shlomo Yanai, whose terms expire at this Annual Meeting, two directors in Class B, W. Thomas Jagodinski and Ilan Kaufthal, whose terms expire at the next succeeding annual meeting of stockholders, and three directors in Class C, Paul J. Berra III, Edgar G. Hotard and Roberto Mendoza, whose terms expire at the second succeeding annual meeting of stockholders. Accordingly, at this Annual Meeting, the Company’s stockholders will elect two directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified.

The Board is nominating the current Class A directors, Dr. John Rutledge and Shlomo Yanai, for re-election as Class A directors. Biographical information about the nominees can be found in “Directors, Executive Officers and Corporate Governance - Directors and Executive Officers” below.

Each of these nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting and entitled to vote thereon, will be elected as directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The Company’s directors and executive officers are as follows:

Name	Age	Position
Paul J. Berra	48	Chairman of the Board
D. John Srivisal	38	President and Chief Executive Officer
A. Craig Ivey	59	Vice President – Operations
Edgar G. Hotard	73	Director
W. Thomas Jagodinski	60	Director
Ilan Kaufthal	69	Director
Roberto Mendoza	71	Director
Dr. John Rutledge	68	Director
Shlomo Yanai	64	Director

Paul J. Berra III has served as our Chairman of the Board since September 2016 and is also a partner in the Company’s sponsor, Quinpario Partners 2 LLC, and in Quinpario Partners LLC, a privately owned investment and operating company focused on the specialty chemicals and performance materials sector, of which he also serves as Chief Administrative Officer. He has served in such roles since July 2014 and July 2012, respectively. He is also a partner and Executive Vice President and General Counsel of The Quinn Group and has served in those roles since July 2012. Mr. Berra was previously Vice President, General Counsel and Secretary of Quinpario Acquisition Corp. (“Quinpario 1”), a former blank check company which raised $172.5 million in its initial public offering in August 2013 and consummated its initial business combination with Jason Partners Holdings Inc. in June 2014 in a transaction valued at approximately $670 million, and served in such positions from its inception in May 2013 until June 2014. Mr. Berra served as Senior Vice President, Legal and Governmental Affairs and General Counsel for Solutia Inc. from December 2009 until July 2012 when Solutia was sold to Eastman Chemical. Mr. Berra had global responsibility for the legal and governmental affair functions of Solutia. While serving as general counsel, Mr. Berra played an important role in the company’s equity and debt offerings as well as several refinancings. Additionally, Mr. Berra provided the legal leadership and direction for several divestitures, acquisitions and business unit closures that were instrumental in reshaping Solutia’s portfolio. Prior to December 2009, Mr. Berra also served as Solutia’s Chief Administrative Officer where he had the additional global responsibility for human resources. During the economic downturn of 2008 and early 2009, Mr. Berra led a successful global reduction in force that significantly reduced costs. During Solutia’s Chapter 11 reorganization, Mr. Berra served as the lead negotiator with the company’s unionized workforce and the court appointed retiree committee wherein the parties agreed to a reduction of overall retiree post-employment benefits that reduced Solutia’s OPEB liabilities by $115 million. Additionally, Mr. Berra led negotiations with the active unionized workforce whereby the unions agreed to benefit reductions that saved the company approximately $10 million annually. He served as Solutia’s Vice President of Communications and Government Affairs beginning in 2006. Mr. Berra joined Solutia in June 2003 as Assistant General Counsel, Human Resources, and added government affairs responsibilities the following year. Prior to joining Solutia, Mr. Berra was Corporate Counsel at Premcor Inc., an independent oil refiner, where he handled all labor, employment and litigation matters and contributed to cost-saving initiatives that included a significant reduction-in-force. He also played a role in Premcor’s acquisition and integration of the former Williams Company refinery in Memphis, Tennessee. Earlier, Mr. Berra practiced law with Lewis, Rice and Fingersh, a large regional general practice law firm, and at a small, boutique firm practicing exclusively in the areas of labor and employment law. Mr. Berra received a Bachelor of Arts degree in Political Science and Business Administration from Webster University and a Juris Doctor degree from the Saint Louis University School of Law.

We believe Mr. Berra is well qualified to serve as Chairman of the Board due to his background in analyzing, reviewing and managing investments in companies in a variety of industries, as well as his experience in public company governance.

D. John Srivisal is our President and Chief Executive Officer, and has served in such roles since September 2014. He is also a partner in the Sponsor and in Quinpario Partners LLC, and has served in such roles since July 2014 and July 2012, respectively. Mr. Srivisal was previously Vice President and Chief Financial Officer of Quinpario 1 and served in such positions from its inception in May 2013 until its business combination with

Jason Industries, Inc. in June 2014. From January 2009 to July 2012, Mr. Srivisal was Vice President, Transaction Execution for Solutia Inc. In that role Mr. Srivisal had global responsibility for merger, acquisition, divestiture and joint venture transactions. Mr. Srivisal served as the lead strategist, negotiator and decision-maker responsible for completing over 20 transactions that were critical to the transformation and reshaping of Solutia’s portfolio of businesses. Before being named to this position in January 2009, Mr. Srivisal served as Solutia’s Director of Planning and Coordination from June 2004. In this role, Mr. Srivisal had chief of staff responsibilities for Mr. Quinn and played a leading role in managing the company’s reorganization process and securing a global settlement with Solutia’s various constituents that resulted in Solutia’s emergence from bankruptcy. During his tenure at Solutia from June 2004 to July 2012, Mr. Srivisal also played a key role in Solutia’s financing transactions, including Solutia’s exit financing and relisting on the NYSE following its emergence from bankruptcy, various acquisition-related financings, and several equity and debt offerings and refinancings. Mr. Srivisal has over seventeen years of transaction experience that includes acting on behalf of Solutia as well as advising companies, creditors, financial sponsors and government entities in a variety of industries on recapitalizations, restructurings, financings, leveraged buyouts, mergers, acquisitions, divestitures and joint ventures. Before joining Solutia, Mr. Srivisal was a restructuring investment banker at Rothschild Inc. where he executed numerous in-court and out-of-court restructuring, financing and M&A transactions. He began his career in the mergers and acquisitions group at Peter J. Solomon Company. Mr. Srivisal graduated magna cum laude with a Bachelor of Science degree in Economics (concentration in Finance) and a minor in Mathematics from the Wharton School of the University of Pennsylvania.

A. Craig Ivey is our Vice President — Operations, and has served in such role since inception in July 2014. He is also a partner in the Sponsor and in Quinpario Partners LLC, and has served in such roles since July 2014 and July 2012, respectively. Mr. Ivey was previously Vice President — Operations of Quinpario 1 and served in such position from its inception in May 2013 until its business combination with Jason Industries, Inc. in June 2014. Mr. Ivey served as interim Chief Operating Officer for Jason Industries, Inc. from January 2016 to April 2016. Mr. Ivey was previously President and General Manager of the Performance Films Division for Solutia Inc. from August 2011 to July 2012. The Performance Films division is a leader in aftermarket window film with annual revenues of $300 million and operations in Europe, Asia and the Americas. As President and General Manager, Mr. Ivey had responsibility for all commercial, manufacturing, technology, and strategic aspects of the business. During his tenure at Performance Films, the division completed an acquisition of Southwall Technologies Inc. This synergistic acquisition was foundational in expanding the business’ global manufacturing footprint and securing a world class technology base. Mr. Ivey joined Solutia at the company’s inception in 1997 and possesses over 35 years of manufacturing, supply chain, business and leadership expertise. From March 2011, prior to being named as President and General Manager for Performance Films in August 2011, Mr. Ivey served as Vice President — Photovoltaics in Solutia’s Advanced Interlayers division, in addition to his role (beginning in January 2010) as Vice President of Business Operations—Asia Pacific Region, based in Shanghai, where he was instrumental in growing Solutia’s presence across Asian markets. While in Asia, he led the consolidation of regional headquarters and operations to Shanghai, providing the skills and staff to support a 20% year on year (2009–2011) increase in revenue and establishing the foundation for future growth. From January 2008 to January 2010 he served as Vice President — Supply Chain of the Nylon Division. In this role, Mr. Ivey led the development of a global supply chain network, establishing operations and providing service across four continents. Mr. Ivey also has an operations background and served as Plant Manager and Manufacturing Director for Solutia’s largest production facility in Pensacola, Florida. While in this role, he led the transformation of the facility from a traditional fiber-based operation to an engineered resins platform, successfully implementing both process and cultural changes. The conversion of the manufacturing footprint to an engineered resin platform was fundamental in allowing Solutia’s Nylon business to compete on a global scale. Mr. Ivey also has significant business integration experience, having led a number integration and divesture activities while at Solutia. Prior to joining Solutia, he served in various engineering and operations roles with Monsanto Company, Chevron Corporation and Olin Corporation. Mr. Ivey earned his Bachelor of Science degree in Chemical Engineering from Auburn University.

Edgar G. Hotard has served as a director since November 2014. Since June 2002, Mr. Hotard has also served as a Venture Partner at ARCH Venture Partners, a provider of seed/early stage venture capital for technology firms in life sciences, physical sciences and advanced materials. He also serves as a Senior Consultant to Warburg Pincus, a global private equity firm, a position he has held since August 2013. Previously, Mr. Hotard served as an Operating Partner at HAO Capital, a private equity firm based in Beijing and Hong Kong, from November 2010 to December 2013, and as an advisor to the Asia practice of Monitor Group, a global strategy-consulting firm and as non-executive Chairman of Monitor Group (China), from June 2000 to November 2010. Prior to that, Mr. Hotard served as President and Chief Operating Officer of Praxair, Inc. (“Praxair”) (NYSE:PX), a worldwide provider of industrial gases, including atmospheric, process and specialty gases, from July 1992 until his retirement in January 1999. In 1992, he co-led the spin-off of Praxair from Union Carbide Corporation (formerly NYSE:UK), a commodity and specialty chemical and polymers company, where he served as Corporate Vice President from July 1990 to July 1992. Since November 2006, Mr. Hotard has served as a member of the Board of Directors of Albany International Corp. (NYSE:AIN), a global advanced materials processing company serving the paper and aerospace industries, where he currently serves as Chairman of the Audit Committee and as a member of the Governance Committee. Mr. Hotard has also served as a member of the Board of Directors of Baosteel Metals, Ltd., a subsidiary of Baosteel Group Co. Ltd., since January 2013, and as a member of the Board of Directors of Jason Industries Inc., a global industrial manufacturing company operating in the agricultural, construction and industrial manufacturing sectors, since August 2013. Previously, he served as a member of the Board of Directors of various public companies, including: Global Industries Inc. (formerly NASDAQ:GLBL), a global offshore oil and gas engineering and construction service company, from 1999 to September 2011; Solutia Inc. (formerly NYSE:SOA), a performance materials specialty chemical manufacturer with global operations, from February 2011 to July 2012; and Shona Energy Company, Inc. (formerly TSX-V:SHO), an oil and natural gas exploration, development and production company, from July 2011 to December 2012. In addition, Mr. Hotard was a founding sponsor of the China Economic and Technology Alliance and a joint MBA program between Renmin University, Beijing, China, and the School of Management of the State University of Buffalo, New York.

We believe Mr. Hotard is well qualified to serve as an independent director due to his background in the advanced materials processing and energy industries, his experience in public and private company governance and private equity, as well as his prior experience with Quinpario 1.

W. Thomas Jagodinski has served as a director since November 2014. Mr. Jagodinski has been a private investor since September 2007. Mr. Jagodinski has served as a member of the Board of Directors of Lindsay Corporation (NYSE:LNN), a global company focused on providing irrigation and infrastructure solutions, since July 2008 and currently serves as Chairman of the Audit Committee. He has also served as a member of the Board of Directors and as Audit Committee Chair of Centrus Energy Corp. (formerly known as USEC prior to its emergence from bankruptcy) (NYSE MKT:LEU), a supplier of enriched uranium fuel for international and domestic commercial nuclear power plants, since September 2014. Previously, Mr. Jagodinski was a member of the Board of Directors of Phosphate Holdings, Inc., a U.S. producer and marketer of DAP, the most common form of phosphate fertilizer, from May 2009 until June 2014, where he served as Chairman of Board. Additionally, from August 2013 through June 2014, he served as a member of the Board of Directors of Quinpario 1. Previously, Mr. Jagodinski served as a member of the Board of Directors of Solutia Inc. from March 2008 until July 2012. Prior to that, Mr. Jagodinski was President, Chief Executive Officer and Director of Delta and Pine Land Company (“D&PL”) (formerly NYSE:DLP), a leader in the cotton seed industry, from September 2002 until the company was acquired in June 2007. From June 2002 until August 2002, he served as D&PL’s Executive Vice President and from September 2000 until June 2002, he served as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. Mr. Jagodinski was also D&PL’s Vice President-Finance, Treasurer and Assistant Secretary from February 1993 until September 2000 and held various other financial positions at D&PL, from October 1991, when he joined the company, until February 1993. Prior to D&PL, Mr. Jagodinski held various positions in the audit division at Arthur Andersen from 1983 to 1991 and Senior Accountant at Price Waterhouse from 1978 to 1983. Mr. Jagodinski is a licensed Certified Public Accountant and a member of the AICPA, TSCPA and was MSCPA. Mr. Jagodinski received a Bachelor of Business Administration degree (Accounting) from the University of Mississippi.

We believe Mr. Jagodinski is well qualified to serve as an independent director due to his background in specialty chemicals and fertilizers, his experience in public and private company governance and accounting, including his service on an audit committee and a compensation committee, as well as his prior experience with Quinpario 1.

Ilan Kaufthal has served as a director since November 2014. Mr. Kaufthal is Chairman of East Wind Advisors, a specialized investment banking firm serving companies in the media, education, consumer/retail and information industries, and has held such position since May 2011. From July 2008 to July 2013, Mr. Kaufthal served as Senior Advisor at Irving Place Capital. Earlier in his career, he was Vice Chairman of Investment Banking at Bear Stearns & Co. from May 2000 to July 2008, Vice Chairman and Head of Mergers and Acquisitions at Schroder & Co. from February 1987 to May 2000, and SVP and CFO at NL Industries from May 1971 to February 1987. Mr. Kaufthal serves on the board of directors of the following public companies: Cambrex Corporation (NYSE:CBM), a supplier to the pharmaceutical industries, and Tronox Limited (NYSE:TROX), a fully integrated producer and marketer of titanium ore and titanium dioxide pigment. He previously served as a director of Quinpario 1. Mr. Kaufthal is a graduate of Columbia University and the New York University Graduate School of Business Administration.

We believe Mr. Kaufthal is well qualified to serve as an independent director due to his background and his experience in public and private company governance and investment banking, as well as his prior experience with Quinpario 1.

Roberto Mendoza has served as a director since November 2014. Mr. Mendoza has served as a Senior Managing Director of Atlas Advisors LLC, an independent global investment banking firm, since March 2010. Previously, Mr. Mendoza co-founded Deming Mendoza & Co., LLC, a corporate finance advisory firm, and served as one of its partners from February 2009 to March 2010. Mr. Mendoza served as Non-Executive Chairman of Trinsum Group from February 2007 to November 2008. In January 2007, Trinsum Group was formed as a result of a merger of Marakon Associates and Integrated Finance Limited, a financial advisory company which Mr. Mendoza co-founded and of which he served as Chairman of the Board and Managing Director from 2002 to February 2007. He also served as Managing Director of Goldman Sachs from September 2000 to February 2001. From 1967 to 2000, Mr. Mendoza held positions at J.P. Morgan & Co. Inc., serving from 1990 to 2000 as director and Vice Chairman of the Board. Mr. Mendoza served as Chairman of Egg plc from May 2000 to February 2006, and as a director of Prudential plc from May 2000 to May 2007, of PartnerRe Ltd. from October 2009 to July 2016 and of PARIS RE Holdings Limited from January 2007 to September 2009. He currently serves as a director of Rocco Forte & Family Limited, Manpower Inc., BaoSteel Metal Co., Ltd. and The Western Union Company. Mr. Mendoza is a member of the Council on Foreign Relations. Mr. Mendoza holds a Bachelor of Arts degree from Yale and an Master of Business Administration degree (Baker Scholar) from the Harvard Business School.

We believe Mr. Mendoza is well qualified to serve as an independent director due to his substantial experience in investment banking and financial services, as well as his international business experience and service on other public company boards.

Dr. John Rutledge has served as a director since November 2014. Dr. Rutledge is the founder of Rutledge Capital, a private equity investment firm that invests in U.S. middle market manufacturing, distribution, and service companies, and has served as its Chairman since 1990. Dr. Rutledge is also Chief Investment Strategist for Safanad SA Inc., an investment firm based in New York, since its inception in 2008. He also serves as Senior Research Professor at Claremont Graduate University since 2010, where he teaches economics and finance. Dr. Rutledge also serves as a CNBC Contributor since 2009. In addition, Dr. Rutledge is an Honorary Professor at the Chinese Academy of Sciences in Beijing and Chief Advisor for Finance and Investment to the Governor of the Haidian District in Beijing and has served in those capacities since 2007 and 2008, respectively. He is a senior fellow at the Pacific Research Institute and the Heartland Institute. In addition to his many advisory and board roles, Dr. Rutledge wrote the Forbes’ Business Strategy column from 1992 to 2002 and writes for Forbes.com and TheStreet.com. He also founded Claremont Economics Institute, an economic advisory business, in 1978 and served as its Chairman from January 1979 to 1991. Dr. Rutledge currently serves as a member of the Board of Directors of Jason Industries, Inc. (NASDAQ:JASN), a global industrial manufacturing company operating in the agricultural, construction and industrial manufacturing sectors, since August 2013. Dr. Rutledge has served as the director of a number of other companies, including: American Standard (formerly NYSE:ASD), a manufacturer of plumbing, air conditioning, and automotive products; Earle M. Jorgensen Company (formerly NYSE:JOR), the largest independent distributor of metal products in North America; Lazard Freres Funds, a mutual fund; CROM Corporation, a designer and manufacturer of pre-stressed concrete tanks; AdobeAir, a manufacturer of heating and cooling products; StairMaster, a manufacturer of fitness products; Fluidrive, a manufacturer of steerable, hydraulic axles for the agricultural and trucking industries; CST, a manufacturer of paper office products; Ellis Communications, an operator of television and radio companies; General Medical, a supplier of medical products; United Refrigeration, an operator of cold storage warehouses for the food industry; and Framed Picture Enterprise, a retailer in the framed art business. Dr. Rutledge was one of the principal architects of the Reagan economic plan in 1981 and was an adviser to the Bush White House on tax policy from 2001 to 2004. Dr. Rutledge began his career as a professor of economics at Tulane University and Claremont McKenna College. He holds a Bachelor of Arts degree from Lake Forest College and a Ph.D. from the University of Virginia.

We believe Dr. Rutledge is well qualified to serve as an independent director due to his academic background as well as his experience in public and private company governance, as well as his prior experience with Quinpario 1.

Shlomo Yanai has served as a director since November 2014. Mr. Yanai is the Chairman of the Board of Directors of Protalix BioTherapeutics, Inc. since July 2014 and the Chairman of the Board of Cambrex Corporation (NYSE:CBM). Mr. Yanai served as President and Chief Executive Officer of Teva Pharmaceuticals from March 2007 until May 2012 and, prior to joining Teva, Mr. Yanai was President and Chief Executive Officer of Makhteshim-Agan Industries Ltd. from 2003 until 2006. Before that, he was a Major General in the Israel Defense Forces, where he served for 32 years, in various positions, the last two positions being Commanding Officer of the Southern Command and Head of the Division of Strategic Planning. Mr. Yanai was the head of the Israeli security delegation to the peace talks at Camp David, Shepherdstown and Wye River. He currently serves as a member of the Board of Governors of the Technion — Israel Institute of Technology of Haifa, Israel, as well as an honorary member of the Board of the Institute for Policy and Strategy of the Interdisciplinary Center (IDC), Herzliya, Israel. Mr. Yanai holds a bachelor’s degree in political science and economics from Tel Aviv University, a master’s degree in national resources management from George Washington University, and is a graduate of the Advanced Management Program of Harvard Business School and U.S. National War College (NDU). Mr. Yanai was the recipient of the Max Perlman Award for Excellence in Global Business Management from Tel Aviv University, Israel in 2005 and was awarded an honorary doctorate by Bar-Ilan University, Israel in 2012.

We believe Mr. Yanai is well qualified to serve as an independent director due to his global operating experience in the life-science and pharmaceutical and agro-chemicals industry. He also brings a global perspective to the Board, incorporating his industry and Board leadership experience and his distinguished military service.

Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Leadership Structure

The Board is divided into three classes. The first class of directors (Class A) will hold office until this Annual Meeting, the second class of directors (Class B) will hold office until the next succeeding annual meeting of stockholders and the third class of directors (Class C) will hold office until the second succeeding annual meeting of stockholders. Each director holds office until the third succeeding annual meeting of stockholders after his or her election, or until his or her death, resignation, removal or the earlier termination of his or her term of office. Currently, there are two directors in Class A, Dr. John Rutledge and Shlomo Yanai, two directors in Class B, W. Thomas Jagodinski and Ilan Kaufthal, and three directors in Class C, Paul J. Berra III, Edgar G. Hotard and Roberto Mendoza.

The Board has determined to keep the positions of chairman of the board and principal executive officer separate at this time. This permits the Company’s principal executive officer to concentrate his efforts on managing the Company’s business operations and development. This also allows the Company’s chairman to focus on board activities including, among other things, communications and relations between the Board and senior management, consideration by the Board of the Company’s strategies and policies and evaluation by the Board of the Company’s principal executive officer.

Independence of Directors

The Company’s common stock is listed on the Nasdaq Capital Markets and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Messrs. Hotard, Jagodinski, Kaufthal, Mendoza and Yanai and Dr. Rutledge is an independent director.

Board Role in Risk Oversight

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal years ended December 31, 2016 and 2015, the Board met five and six times, respectively, and acted by written consent one and zero times, respectively. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of stockholders.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter.

Audit Committee

Effective January 22, 2015, the Company established an audit committee of the Board, which consists of W. Thomas Jagodinski, Edgar G. Hotard and Dr. John Rutledge, each of whom is an independent director under the Nasdaq listing standards. During the fiscal years ended December 31, 2016 and 2015, the audit committee met four and five times, respectively, and acted by written consent two and one times, respectively. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

•         reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

•         reviewing and discussing with management and the independent auditor the quarterly financial statements prior to the filing of our Form 10-Qs, including the results of the independent auditor’s review of the quarterly financial statements;

•         discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•         discussing with management major risk assessment and risk management policies;

•         monitoring the independence of the independent auditor;

•         verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•         reviewing and approving all related-party transactions;

•         inquiring and discussing with management our compliance with applicable laws and regulations;

•         pre-approving all audit services and permitted non-audit services to be performed by the independent auditor, including the fees and terms of the services to be performed;

•         appointing or replacing the independent auditor;

•         determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•         establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies; and

•         approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq listing standards. Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, the Company must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that W. Thomas Jagodinski qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for year ended December 31, 2016 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and the audit committee discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission. The Board evaluated the performance of Marcum LLP and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2017.

Submitted by the Audit Committee:

W. Thomas Jagodinski Edgar G. Hotard Dr. John Rutledge

Compensation Committee

Effective January 22, 2015, the Company established a compensation committee of the Board, which consists of W. Thomas Jagodinski, Shlomo Yanai and Ilan Kaufthal, each of whom is an independent director under Nasdaq’s listing standards. During the fiscal years ended December 31, 2016 and 2015, the compensation committee did not meet. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•         reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer’s based on such evaluation;

•         reviewing and approving the compensation of all other executive officers;

•         reviewing the Company’s executive compensation policies and plans;

•         implementing and administering the Company’s incentive compensation equity-based remuneration plans;

•         assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

•         approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the executive officers and employees;

•         if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

•         reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, no compensation of any kind, including finders, consulting or other similar fees, will be paid to the Sponsor or officers or directors, or any of their respective affiliates, prior to, or in connection with the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Nomination Committee

Effective January 22, 2015, the Company established a nominating committee of the Board, which consists of Edgar G. Hotard, Roberto Mendoza and Dr. John Rutledge, each of whom is an independent director under the Nasdaq listing standards. During the fiscal years ended December 31, 2016 and 2015, the nominating committee did not meet but has met once in 2017 to nominate the two nominees for election at the Annual Meeting. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating committee will consider persons identified by its members, management, stockholders and others.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

•         should have demonstrated notable or significant achievements in business, education or public service;

•         should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•         should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Code of Ethics

On January 22, 2015, the Board adopted a code of ethics that applies to the Company’s executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of the Company’s business.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, Missouri 63141. The Secretary will forward all correspondence received to the Board or the applicable director from time to time.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. We pay Quinpario Partners LLC, an affiliate of our sponsor, a fee of $10,000 per month for providing us with office space and certain office and secretarial services. This arrangement will terminate upon consummation of our initial business combination. Other than the $10,000 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are all independent directors as determined in accordance with the rules of Nasdaq. No member of our compensation committee during the last fiscal year was or previously had been an executive officer or employee of ours. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of our compensation committee.

Compensation Discussion and Analysis

The policies of the Company with respect to the compensation of its executive officers is administered by the Board in consultation with its compensation committee (as described above) and in accordance with the applicable Nasdaq listing standards. Notwithstanding the foregoing, as indicated above, other than the $10,000 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of the Company’s existing stockholders, including the Company’s directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination.

The compensation policies followed by the Company after consummation of a business combination will be intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. It is anticipated that performance-based and equity-based compensation will be an important foundation in executive compensation packages as the Company believes it is important to maintain a strong link between executive incentives and the creation of stockholder value. The Company believes that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives.

Compensation Committee Report

The independent directors of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the independent members of the board recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted, W. Thomas Jagodinski Shlomo Yanai Ilan Kaufthal

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of such reports received by the Company and written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during the fiscal year ended December 31, 2016 and thereafter, all reports required to be filed by the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities were filed on a timely basis.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total return (on a yearly basis) for the Company’s common stock from March 9, 2015, the date its common stock first became separately tradable, through June 9, 2017 with the comparable cumulative return of two indices, the S&P 500 Index and the Dow Jones U.S. Business Support Services Index. The graph assumes $100 invested on March 9, 2015 in the Company’s common stock and $100 invested at that same time in each of the two listed indices. The stock price performance shown on the graph is not necessarily indicative of future performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of May 31, 2017 by:

•         each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

•         each of the Company’s officers and directors; and

•         all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 28,848,601 shares of the Company’s common stock outstanding as of May 31, 2017. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Jeffry N. Quinn	8,254,910	(2)	28.6%
Paul J. Berra III	0	(3)	0%
D. John Srivisal	0	(3)	0%
A. Craig Ivey	0	(3)	0%
Edgar G. Hotard	50,000		*
W. Thomas Jagodinski	50,000		*
Ilan Kaufthal	50,000		*
Roberto Mendoza	50,000		*
Dr. John Rutledge	50,000		*
Shlomo Yanai	50,000		*
Quinpario Partners 2, LLC	8,254,910		28.6%
All directors and executive officers as a group (9 individuals)	8,554,910		29.7%
BlueMountain Capital Management, LLC(4)	3,450,000		12.0%

____________

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Quinpario Partners LLC, 12935 N. Forty Drive, Suite 201, St. Louis, MO 63141.
(2)	Represents shares held by Quinpario Partners 2, LLC, our sponsor. Quinpario Partners LLC is the managing member of Quinpario Partners 2, LLC. Jeffry N. Quinn, our Chairman of the Board, is the sole managing member of Quinpario Partners LLC. Consequently, Mr. Quinn may be deemed the beneficial owner of the securities held by our sponsor and has sole voting and dispositive control over such securities. Mr. Quinn disclaims beneficial ownership over any securities owned by our sponsor in which he does not have any pecuniary interest.
(3)	Does not include any shares indirectly owned by this individual as a result of his membership interest in our sponsor.
(4)	The business address of BlueMountain Capital Management, LLC is 280 Park Avenue, 12th Floor, New York, NY 10017. Information derived from a Schedule 13G filed on February 6, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

In September 2014, the Company’s sponsor purchased an aggregate of 10,062,500 shares of Quinpario Common Stock, or “Founder Shares”, for an aggregate purchase price of $25,000. The managing member of the sponsor is Quinpario Partners LLC, an entity affiliated with several of the Company’s officers and directors. On November 10, 2014, the sponsor transferred 300,000 Founder Shares to independent directors of the Company in connection with preparing for the completion of the Company’s initial public offering.. The Founder Shares held by the Founders, which include the sponsor, management team and directors, included an aggregate of up to 1,312,500 shares subject to forfeiture to the extent that the underwriters’ over-allotment option in the initial public offering was not exercised in full or in part, so that the Founders would collectively own 20.0% of the Company’s issued and outstanding shares after the initial public offering (assuming they did not purchase units in the offering).

On January 22, 2015, the underwriters informed the Company that they were waiving their right to exercise any portion of their over-allotment option. As a result, the sponsor forfeited an aggregate of 1,312,500 Founder Shares, leaving the Founders with an aggregate of 8,750,000 Founder Shares.

The Founders have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until (1) with respect to 20% of the Founder Shares, the consummation of an initial business combination and (2) with respect to the remaining 80% of the Founder Shares, the earlier of one year after the date of the consummation of an initial business combination or if after 150 days after an initial business combination, the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period. Notwithstanding the foregoing, the foregoing transfer restrictions will be removed earlier if, after an initial business combination, the Company consummates a subsequent (i) liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property or (ii) consolidation, merger or other change in the majority of the Company’s management team.

The sponsor also purchased 18,000,000 private warrants for a total purchase price of $9,000,000 from the Company simultaneous with the closing of the initial public offering. Each private warrant entitles the holder to purchase one-half of one share of Quinpario Common Stock at $5.75 per half share. The private warrants are identical to the warrants included in the units sold in the initial public offering except the private warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, the sponsor agreed not to transfer, assign or sell any of the private warrants or underlying securities (except to the same permitted transferees as the Founder Shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the Founder Shares must agree to, each as described above) until 30 days after the completion of an initial business combination.

Quinpario Partners and Jeffry N. Quinn, the Company’s former Chairman, have agreed that they will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but they may not be able to satisfy their indemnification obligations if they are required to do so. Furthermore, they will have no liability under this indemnity as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account.

Pursuant to a registration rights agreement entered into on January 15, 2015 with the Company’s Founders, the Company is required to register certain securities for sale under the Securities Act. The holders of a majority of these securities are entitled to make up to three demands that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of an initial business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements. It is expected that the registration rights agreement will be terminated upon entry into the Registration Rights Agreement in connection with the consummation of the Business Combination Agreement.

Quinpario Partners has agreed that, commencing on January 15, 2015 through the earlier of the consummation of an initial business combination or the Company’s liquidation, it will make available to the Company certain general and administrative services, including office space, utilities and administrative support, as the Company may require from time to time. The Company pays Quinpario Partners $10,000 per month for these services. For the years ended December 31, 2016 and 2015, the Company paid $120,000 and $110,000, respectively, of expense pursuant to the administrative services agreement.

In November 2015, the Company reimbursed Quinpario Partners $38,522 for dues and subscriptions relating to systems that the Company utilizes in searching for a target business.

Related Person Policy

The Company’s Code of Ethics requires the Company to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, the Company has agreed not to consummate its initial business combination with an entity that is affiliated with any of its sponsor, officers or directors unless the Company has obtained an opinion from an independent investment banking firm and the approval of a majority of the Company’s disinterested and independent directors (if it has any at that time) that the business combination is fair to the Company’s unaffiliated stockholders from a financial point of view.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2018 annual meeting of stockholders on June 29, 2018. A proposal that a stockholder intends to present at the 2018 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than February 14, 2018. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2018 annual meeting of stockholders, this notice must be received no earlier than March 31, 2018 and no later than April 30, 2018. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, Quinpario Acquisition Corp. 2, 12935 N. Forty Drive, Suite 201, St. Louis, Missouri 63141.

Dated June 14, 2017

Quinpario Acquisition Corp. 2
12935 N. Forty Drive, Suite 201
St. Louis, MO 63141

ANNUAL MEETING OF STOCKHOLDERS JUNE 29, 2017
YOUR VOTE IS IMPORTANT

QUINPARIO ACQUISITION CORP. 2

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2017

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting to be held at 9:00 a.m. Eastern Time on June 29, 2017 at the offices of Graubard Miller, located at 405 Lexington Avenue, New York, New York 10174, and hereby appoints Paul J. Berra III and D. John Srivisal, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Quinpario Acquisition Corp. 2 (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR ELECTION LISTED UNDER PROPOSAL 1.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 29, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/quinparioacquisitioncorpII/am2017

(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

(1)      The Director Election Proposal – To consider and vote upon a proposal to elect: Shlomo Yanai and Dr. John Rutledge to serve as Class A directors, each with a term that expires at the 2020 annual meeting of stockholders of the Company.

01 – Shlomo Yanai

02 – Dr. John Rutledge

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees on the line below.

______________________________________

Dated:	__________________ 2017

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED UNDER THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.